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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 8, 2004
                                                         -----------------


                              DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      001-05424                  58-0218548
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------


                  Registrant's Web site address: www.delta.com


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

As it has previously described in filings with the Securities and Exchange Commission, Delta Air Lines, Inc. has recorded substantial net losses for the three consecutive years ended December 31, 2003. During the six months ended June 30, 2004, Delta's financial performance continued to deteriorate, and it recorded an unaudited consolidated net loss of $2.3 billion for the six month period then ended. Delta has stated that if it cannot make substantial progress in the near term toward achieving a competitive cost structure that will permit it to regain sustained profitability and access the capital markets on acceptable terms, it will need to seek to restructure its costs under Chapter 11 of the U.S. Bankruptcy Code.

On September 8, 2004, Delta outlined key elements of a transformation plan to improve the customer traveling experience while delivering significant savings. Part of this plan includes dehubbing its Dallas/Fort Worth operations and eliminating 6,000 - 7,000 jobs, including jobs eliminated as the result of the dehubbing of Dallas/Fort Worth, over the next 18 months.

In connection with the dehubbing of its Dallas/Forth Worth operations and the elimination of jobs, Delta anticipates that it will record accounting charges, possibly including asset impairments, one-time termination and other termination costs, contract termination costs and other associated costs. Delta is not able at this time to estimate the amount and timing of these charges.

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 8, 2004, Delta issued a press release outlining key elements of the company's transformation plan. The press release is attached hereto as Exhibit 99.1.

The information furnished in this item 7.01 shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit 99.1 Press Release dated September 8, 2004, titled "Delta Air Lines Outlines Transformation Plan".



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DELTA AIR LINES, INC.

                                        By: /s/ Edward H. Bastian
                                            -----------------------------------
                                            Edward H. Bastian
                                            Senior Vice President - Finance and
Date: September 8, 2004                     Controller

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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
99.1              Press Release dated September 8, 2004, titled "Delta Air Lines
                  Outlines Transformation Plan".